Registration No. 47277

BERMUDA

CERTIFICATE OF REGISTRATION FOR A PARTNERSHIP TO BE REGISTERED AS AN EXEMPTED PARTNERSHIP AND LIMITED PARTNERSHIP

I HEREBY CERTIFY THAT in accordance with section 9(4) of *the Exempted Partnerships Act 1992* and amendments ("the Act"), the registration documents of **Brookfield Property Partners L.P.** were delivered to the Office of the Registrar of Companies and registered on the **3rd** day of **January 2013.** Facsimiles of the Certificate of Exempted Partnership and the Certificate of Limited Partnership pursuant to Section 5 of the Act, and Section 3 of ***the Limited Partnership Act 1883*** and amendments, respectively, are attached to this Certificate of Registration.

Given under my hand and the Seal of the Registrar of Companies this **7th** day of **January 2013**

for Registrar of Companies

REF65836

CERTIFICATE OF EXEMPTED PARTNERSHIP

(Pursuant to Section 5 of the Exempted Partnerships Act 1992 (as amended) and Section 4A of the Partnership Act 1902) (as amended))

NAME OF PARTNERSHIP:

Brookfield Property Partners L.P.

GENERAL PARTNER(S):

1648285 Alberta ULC
Suite 800, 400-3rd Avenue SW
Calgary, Alberta, T2P 4H2
Canada

REGISTERED OFFICE:

73 Front Street
Hamilton, HM 12
Bermuda

RESIDENT REPRESENTATIVE:

Jane Sheere

LEGAL PERSONALITY: N/A

The Partnership elects to have legal personality pursuant to Section 4A of the Partnership Act 1902 (as amended)

on behalf of the Partnership

OR

1648285 Alberta ULC for itself and on behalf of the limited partners of the Partnership

By:

ATTORNEY IN FACT FOR AND ON BEHALF OF 1648285 Alberta ULC

Dated this 3rd day of January 2013

CERTIFICATE OF LIMITED PARTNERSHIP

(Pursuant to Section 3 of the Limited Partnership Act 1883 (as amended) and
Section 4A of the Partnership Act 1902 (as amended))

NAME OF PARTNERSHIP:

[illegible] L.P.

GENERAL PARTNER(S):

[illegible] Alberta ULC
Suite 600, [illegible] Avenue SW
Calgary, Alberta, [illegible]
Canada

REGISTERED OFFICE:

73 Front Street
Hamilton, HM 12
Bermuda

LEGAL PERSONALITY: N/A

The Partnership elects to have legal personality pursuant to Section 4A of the Partnership Act 1902 (as amended)

1648385 Alberta ULC for itself and on behalf of the limited partners of the Partnership

By:

[illegible]
[illegible]

Dated this 3rd day of January 2013

REF65836

BERMUDA
Limited Partnership Act 1883
CONSENT
Pursuant to Section 5(1)

In exercise of the powers conferred by section 5(1) of the Limited Partnership Act, 1883, the Bermuda Monetary Authority hereby gives consent for the formation of:

Brookfield Property Partners L.P.

as a Limited Partnership.

Dated this 3rd day of January 2013 **Bermuda Monetary Authority**

REF65836

BERMUDA
Exempted Partnership Act 1992
CONSENT
Pursuant to Sections 8

In exercise of the powers conferred by section 8 of the Exempted Partnerships Act 1992, the Bermuda Monetary Authority hereby gives consent for:

Brookfield Property Partners L.P.

to be registered as an Exempted Partnership and hereby confirms that approval is given for:

1648285 Alberta ULC

to be the General Partner(s) of the Partnership.

Dated this 3rd day of January 2013

Bermuda Monetary Authority